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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



       Date of Report (Date of earliest event reported): DECEMBER 20, 2001


                       INVERNESS MEDICAL INNOVATIONS, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




           DELAWARE                     001-16789                04-3565120
(State or other jurisdiction     (Commission file number)      (IRS employer
       of incorporation)                                    identification no.)


                51SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS    02453
                   (Address of principal executive offices)      (Zip code)
-------------------------------------------------------------------------------


                                 (781) 647-3900
              (Registrant's telephone number, including area code)


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         Inverness Medical Innovations, Inc. (the "Company") hereby amends its
Current Report on Form 8-K, dated December 20, 2001, as amended, in order to file an unredacted version of Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999 are contained in
                  Exhibit 99.8 attached hereto and are incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc is contained in Exhibit 99.9 attached hereto and is incorporated herein by reference.

         (c)      EXHIBITS.

                  EXHIBIT NO.       DESCRIPTION

                     2.1 Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited.*

                  ++23.1            Consent of Arthur Andersen LLP.

                  ++99.1 Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.

                  ++99.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.

                  ++99.3 Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").

                  ++99.4 Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.

                  ++99.5 Form of Warrant issued pursuant to the Note and Warrant Purchase Agreement.

                  ++99.6 Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on
                                    Schedule 1 thereto, The Royal Bank of
                                    Scotland plc, as


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                                    Facility Agent, The Royal Bank of Scotland
                                    plc, as Issuing Bank, The Royal Bank of
                                    Scotland plc, as Overdraft Bank, and The
                                    Royal Bank of Scotland plc, as Lead
                                    Arranger.

                  ++99.7 Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Lenders listed on
                                    Schedule 1 thereto, RBS Mezzanine Limited, as Facility Agent, and RBS Mezzanine Limited, as Lead Arranger.

                  ++99.8 Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999.

                  ++99.9 Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc.

                  ++                Previously filed.

                  * The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                INVERNESS MEDICAL INNOVATIONS, INC.



Date:  May 6, 2002              By: /s/ Duane L. James
                                    ---------------------------------------
                                    Duane L. James
                                    Vice President of Finance and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

      2.1 Sale Agreement, dated December 20, 2001, between the Company and Unilever U.K. Holdings Limited.*

   ++23.1                  Consent of Arthur Andersen LLP.

   ++99.1 Stock Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein.

   ++99.2 Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.

   ++99.3 Note and Warrant Purchase Agreement, dated as of December 14, 2001, between the Company and the investors named therein (the "Note and Warrant Purchase Agreement").

   ++99.4 Form of Subordinated Promissory Note issued pursuant to the Note and Warrant Purchase Agreement.

   ++99.5 Form of Warrant issued pursuant to the Note and Warrant Purchase Agreement.

   ++99.6 Credit Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Banks listed on Schedule 1 thereto, The Royal Bank of Scotland plc, as Facility Agent, The Royal Bank of Scotland plc, as Issuing Bank, The Royal Bank of Scotland plc, as Overdraft Bank, and The Royal Bank of Scotland plc, as Lead Arranger.

   ++99.7 Mezzanine Loan Agreement, dated December 20, 2001, between the Company, Inverness Medical Switzerland GmbH, the Lenders listed on Schedule 1 thereto, RBS Mezzanine Limited, as Facility Agent, and RBS Mezzanine Limited, as Lead Arranger.

   ++99.8 Audited combined financial statements of the Unipath Division of Unilever Plc as of November 30, 2001 and December 31, 2000 and for the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999.

   ++99.9 Unaudited pro forma financial information of the Company as of and for the eleven months ended November 30, 2001 giving pro forma effect to the Company's acquisition of the Unipath Division of Unilever Plc.

   ++                      Previously filed.

   * The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.